Exhibit 99.3

Bridger Aerospace Acquires FMS Aerospace,

Boosting In-House Engineering Capabilities and Diversifying its

Customer Base and Seasonality

BELGRADE, MT, July 1, 2024 – Bridger Aerospace Group Holdings, Inc. (“Bridger”, “the Company” or “Bridger Aerospace”), (NASDAQ: BAER, BAERW), one of the nation’s largest aerial firefighting companies, today announced that it has acquired FMS Aerospace (“FMS”). FMS, based in Huntsville, Alabama, is a turn-key provider of airframe modification and integration solutions for government and commercial customers including instrumentation, flight testing and airworthiness certification. The consideration for the transaction was $17.51 million in equity, with an additional contingent equity earn-out consideration of up to $3.09 million.

“Having partnered with the team at FMS on our Multi-Mission Aircraft (MMA) program, which supports our high-resolution surveillance, mapping, software and intelligence operations contracts, we appreciate their strong engineering, modification and manufacturing capabilities,” commented Sam Davis, Bridger’s Chief Executive Officer. “Bringing FMS into the Bridger family will bring together two experienced teams and add additional critical capabilities in house to allow us to continue to grow in mission critical areas including emergency air services, aerospace modifications and defense systems engineering.”

Jesse Whitfield, Chief Executive Officer of FMS added, “Bridger provides the physical facilities, qualified personnel and other resources we need to grow our business. We expect that the operational synergies will ultimately allow us to win larger contracts than either company can bid alone.”

Transaction Highlights

The FMS transaction is an equity-only deal with a total value of $20.6 million with restricted common stock vesting in equal parts over a two-year period. It includes $17.51 million of restricted common stock issued at close with an additional $3.09 million to be paid pro-rata over two years, upon the satisfaction of an EBITDA target. For the full year ending December 31, 2023, FMS generated $10.3 million of revenue and net income of $2.5 million. FMS had approximately $2.0 million of cash and no debt at year end 2023.

While the transaction is expected to be accretive to Bridger earnings on an annual basis after excluding transaction expenses and before anticipated synergies, the Company is not updating its guidance at this time.

About FMS Aerospace

FMS is based in Huntsville, AL and was founded in 2013 by engineers specializing in comprehensive airframe modification and integration solutions for government and commercial customers. FMS provides turn-key solutions for aircraft prototyping, integration, instrumentation and flight testing, and airworthiness certification. Its focus is on mechanical and electrical design, structural analysis, fatigue and damage tolerance analysis (DTA), static and dynamic testing, instrumentation and data acquisition, flight testing, test data analysis, and airworthiness planning and certification.

FMS’ staff includes in-house structural and electrical FAA DERs with approval authority for all Part 23, Part 25, CAR 3 and CAR 4b requirements, each with major repair and major alteration special delegation. It provides engineering support and services to a wide range of commercial and government agencies; as such, FMS maintains working knowledge of airworthiness approval processes of the FAA, NASA, U.S. Army, U.S. Navy, and the U.S. Air Force.

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About Bridger Aerospace

Based in Belgrade, Montana, Bridger Aerospace is one of the nation’s largest aerial firefighting companies. Bridger provides aerial firefighting and wildfire management services to federal and state government agencies, including the United States Forest Service, across the nation, as well as internationally. More information about Bridger Aerospace is available at https://www.bridgeraerospace.com.

Forward Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “poised,” “positioned,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) the ultimate outcome and anticipated benefits of the acquisition of FMS; (2) the anticipated expansion of Bridger’s operations, including for certain new customers and in certain types of services, (3) FMS’ business plans and performance; (4) Bridger’s business and growth plans and future financial performance, including Bridger’s anticipated 2024 Adjusted EBITDA range; (5) the types of services Bridger may offer; and (6) Bridger’s acquisition strategies, capital resources, and research and development and the effect of these investments. These statements are based on various assumptions and estimates, whether or not identified in this press release, and on the current expectations of Bridger’s and/or FMS’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger and FMS. These forward-looking statements are subject to a number of risks and uncertainties, including: the duration or severity of any domestic or international wildfire seasons; changes in domestic and foreign business, market, financial, political and legal conditions; Bridger’s or FMS’ failure to realize the anticipated benefits of the acquisition; Bridger’s successful integration of FMS (including achievement of synergies and cost reductions); the ability of Bridger to provide services to certain new customers, and Bridger’s success in securing contracts to perform these services; FMS’ ability to successfully and timely develop, sell and expand its services, and otherwise implement its growth strategy; risks relating to Bridger’s and FMS’ operations and business, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, loss of key customers and deterioration in relationships between Bridger and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Bridger or FMS as a result of the consummation of the acquisition; risks that Bridger is unable to secure or protect its intellectual property; risks that Bridger experiences difficulties managing its growth and expanding operations; Bridger’s ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the ability to successfully select, execute or integrate future acquisitions into Bridger’s business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” included in Bridger’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 20, 2024. If any of these risks materialize or Bridger management’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that Bridger presently does not know or that Bridger currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Bridger’s and/or FMS’ expectations, plans or forecasts of future events and views as of the date of this press release. Bridger and FMS anticipate that subsequent events and developments will cause Bridger’s and FMS’ assessments to change. However, while Bridger may elect to update these forward-looking statements at some point in the future, Bridger specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Bridger’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements contained in this press release.

Investor Contacts

Alison Ziegler
Darrow Associates
201-220-2678
aziegler@darrowir.com

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